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                                                                    Exhibit 10.4


        VARIABLE RATE-SINGLE PAYMENT NOTE (Advancing-Optional Advances)

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AMOUNT            NOTE DATE            MATURITY DATE      TAX IDENTIFICATION #
$5,000,000.00     November 28, 2001    August 28, 2007    95-3535285
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On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of COMERICA BANK-CALIFORNIA, ("Bank"), at any office of the Bank in the State of CALIFORNIA, FIVE MILLION and NO/100 Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the Bank's base rate from time to time in effect PLUS 0.000 % per annum and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the Maximum Rate). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Subject to the limitations hereinbelow set forth, interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan or a 365-day year if a consumer loan. Accrued interest on this Note shall be payable on (i) / / the Maturity Date or (ii) /X/ the 28TH day of each MONTH commencing DECEMBER 28, 2001 until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full [check applicable box]. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note. Principal amounts advanced under this Note and repaid may not be reborrowed.

The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. AT NO TIME SHALL THE BANK BE UNDER ANY OBLIGATION TO MAKE ANY ADVANCES TO THE UNDERSIGNED PURSUANT TO THIS NOTE (NOTWITHSTANDING ANYTHING EXPRESSED OR IMPLIED IN THIS NOTE OR ELSEWHERE TO THE CONTRARY, INCLUDING WITHOUT LIMIT IF THE BANK SUPPLIES THE UNDERSIGNED WITH A BORROWING FORMULA), AND THE BANK, AT ANY TIME AND FROM TIME TO TIME, WITHOUT NOTICE, AND IN ITS SOLE DISCRETION, MAY REFUSE TO MAKE ADVANCES TO THE UNDERSIGNED WITHOUT INCURRING ANY LIABILITY DUE TO THIS REFUSAL AND WITHOUT AFFECTING THE UNDERSIGNED'S LIABILITY UNDER THIS NOTE FOR ANY AND ALL AMOUNTS ADVANCED. The preceding sentence shall not apply to this Note if this Note is secured by a deed of trust or mortgage covering real property.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges, loan fees or charges, overdraft indebtedness, costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them), and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness") are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including, without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned (or any of them) and Bank, terminate this Note as to any future liability or obligation of Bank, but without affecting Bank's rights and security interests in any Collateral and the Indebtedness of the undersigned (or any of them) to Bank, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.


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If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the CALIFORNIA Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note, the Indebtedness, or the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, and whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usery ceiling

THE UNDERSIGNED, BY ACCEPTANCE OF THIS NOTE, AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

1) This Note is subject to the provisions of the Business Loan Agreement dated November 28, 2001, and all amendments thereto and replacements therefor.

2)       See Addendum "A" attached hereto and made a part hereof.

INITIAL HERE _______

Overland Data, Inc.

By:  /s/ Christopher Calisi                       Its:   President & CEO
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    SIGNATURE OF                                      TITLE

By:  /s/ Vernon A. LoForti                        Its:   VP & CFO
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By:                                               Its:
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By:                                               Its:
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8975 Balboa Ave.          San Diego     California     USA            92123
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STREET ADDRESS            CITY          STATE          COUNTRY        ZIP CODE


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                                  ADDENDUM "A"

                  ADDENDUM TO VARIABLE RATE-SINGLE PAYMENT NOTE
                          (ADVANCING-OPTIONAL ADVANCES)

         This Addendum to Variable Rate-Single Payment Note (Advancing-Optional Advances) dated November 28, 2001 (this "Addendum") is attached to, and by this reference shall be a part of and is hereby incorporated by this reference into that certain Variable Rate-Single Payment Note (Advancing-Optional Advances) dated November 28, 2001 (the "Note") executed by Overland Data, Inc. ("Borrower") in favor of Comerica Bank-California ("Bank"). All initially capitalized terms used but not defined in this Addendum shall have the meanings assigned to such terms in the Note. Borrower hereby agrees that the following terms and conditions shall be incorporated into the Note:

         1) Subject to the terms and conditions set forth in the Note, advances under the Note shall be available from the date hereof through August 28, 2002 (the "Draw Period"). During the Draw Period, interest shall be payable as set forth in the Note. Upon expiration of the Draw Period, all amounts outstanding under the Note shall be payable on the 28th day of each month, beginning on September 28, 2002, on the basis of an amortization of 60 equal payments of principal plus accrued interest thereon. All unpaid principal and accrued but unpaid interest shall in any event be due and payable on or before the Maturity Date set forth in the Note.

         2) The Borrower agrees that each request for an advance hereunder shall be in writing, duly executed by Borrower in form satisfactory to Bank, and shall be irrevocable upon receipt by Bank. The notice shall include a copy of the invoice for the equipment or tenant improvement to be financed.